DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------

     Money market yields were stable throughout 1996 albeit at a lower level than in the prior year. The typical money market fund according to a major rating service saw its yield shrink by sixty basis points year to year. The Lexington Money Market Trust returned 4.50%* in 1996 compared with 5.05% in 1995. A modest improvement in money market yields is probable in the months ahead.

     Federal Reserve has kept a steady hand on monetary policy. It has changed the Discount Rate only once in the last two years--a 25 basis point reduction to 5.0% last February in its rate on overnight bank loans. Its target for the Federal Funds rate--now 5.25%--has been equally consistent. Given the underpinning of these administered interest rates, it isn't surprising that open market interest rates varied little in 1996. For example, the average return for 30-day top tier commercial paper (corporate IOU's) varied between 5.15% and 5.35% for all of 1996. (This excluded the usual wide yield swings at year-end). Commercial paper is the principal investment of most money market mutual funds, including the Lexington Money Market Trust.

     Most economists forecast a twenty-five basis point hike in the Federal Funds rate sometime during the March quarter. Their action would be in response to the strong employment and economic growth reported in recent months. Clearly, these factors increase the risk of higher inflation. It is generally thought, however, that even a modest rise in interest rates will quickly cool off the economy. For money market fund shareholders, a rise in the Federal Funds rate will be reflected in the yield of their investment. Since the market offers little additional return to buy longer dated money market instruments, we are keeping the average maturity of the portfolio relatively low in anticipation of the hike in short term interest rates.

     While absolute returns for money market funds may look small, they are generous by historical standards. Last year, the Trust's return exceeded the rate of inflation (as measured by the Consumer Price Index) by 1.5%. Over the last seventy years, the inflation adjusted rate of return for U.S. Treasury bills has been about 0.5%. Since the long term prospect of inflation remains benign, it isn't reasonable to expect any significant increase in money market yields. The value which money market funds provide to a diversified investment portfolio are in their price stability and liquidity. These are the primary objectives of the Lexington Money Market Trust and our investments are consistent with these goals.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS HELD NOVEMBER 12, 1996 (unaudited)

Total Outstanding Shares as of September 10, 1996: 96,613,447

1.Trustees Elected:  S.M.S. Chadha, Robert  M.DeMichele,Beverly C. Duer, Barbara
  R.Evans, Lawrence Kantor, Jerard F. Maher, Andrew M.McCosh, Donald B. Miller, John G. Preston, Margaret W. Russell and Philip C. Smith

          For All Nominees:47,337,997          Withheld Authority: 1,802,702

                                                                                         VOTES        VOTES
                                                                          VOTES FOR     AGAINST     ABSTAINED
                                                                          --------      -------     --------
2. Selection of KPMG Peat Marwick LLP as Independent Auditors             46,657,027     192,438     2,291,234

Sincerely,



/s/ Denis P. Jamison                            /s/ Robert M. DeMichele
    ------------------------                         ------------------------
    Denis P. Jamison                                 Robert M. DeMichele
    Portfolio Manager                                President
    February, 1997                                   February, 1997

* The average annual yield for the seven day period ended December 31, 1996 was 4.50%. Shares of the Fund are not insured or guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996

                                                                                          YIELD TO
                                                                                          MATURITY
    PRINCIPAL                                                                MATURITY    ON DATE OF       VALUE
     AMOUNT                             SECURITY                               DATE       PURCHASE      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER: 91.5%
    $3,400,000   Air Products and Chemicals, Inc. ....................       01/17/97       5.45%      $ 3,391,945
     1,500,000   American Express Credit Corporation .................       01/06/97       6.09         1,498,750
     4,500,000   Avnet, Inc. .........................................       02/18/97       5.58         4,467,300
     4,400,000   Bay States Gas Company ..............................       01/16/97       5.44         4,390,247
     1,950,000   Bellsouth Telecommunications, Inc. ..................       02/14/97       5.47         1,937,249
     3,000,000   Centric Funding Corporation .........................       04/23/97       5.46         2,950,720
     4,500,000   Englehard Corporation ...............................       02/24/97       5.46         4,464,023
     1,400,000   Ford Motor Credit Corporation .......................       01/10/97       5.44         1,398,142
     1,400,000   Ford Motor Credit Corporation .......................       01/15/97       5.43         1,397,109
       600,000   Ford Motor Credit Corporation .......................       01/15/97       5.44           598,760
     1,100,000   Ford Motor Credit Corporation .......................       01/29/97       5.44         1,095,457
     3,300,000   General Electric Capital Corporation ................       01/22/97       5.44         3,289,778
     4,500,000   H.J. Heinz Company ..................................       01/10/97       5.47         4,493,970
     4,100,000   IBMCredit Corporation ...............................       01/24/97       5.42         4,086,117
     2,600,000   John Deere Capital Corporation ......................       01/08/97       5.42         2,597,315
     4,500,000   MetLife Funding, Inc. ...............................       01/13/97       5.44         4,492,050
     4,000,000   Pacific Gas &Electric Company .......................       01/28/97       5.63         3,983,440
     4,000,000   PepsiCo, Inc. .......................................       01/31/97       5.61         3,981,667
     4,500,000   Prudential Funding Corporation ......................       01/14/97       5.43         4,491,388
     4,500,000   Southern California Edison Company ..................       01/10/97       5.41         4,494,038
     4,450,000   USAA Capital Corporation ............................       01/09/97       5.43         4,444,769
     3,000,000   U.S. Central Credit Union ...........................       01/21/97       5.43         2,991,166
     4,500,000   U.S. West Communications, Inc. ......................       01/17/97       5.43         4,489,400
     4,500,000   Vereinsbank Finance (Delaware), Inc. ................       01/09/97       5.49         4,494,610
     2,600,000   Washington Gas Light Company ........................       01/13/97       5.42         2,595,398
     2,300,000   Winn-Dixie Stores, Inc. .............................       01/28/97       5.44         2,290,858
     4,500,000   Xerox Corporation ...................................       01/23/97       5.43         4,485,425
                                                                                                        ----------
                 TOTAL COMMERCIAL PAPER (cost $89,291,091)                                              89,291,091
                                                                                                        ----------


                 ADJUSTABLE RATE NOTE: 3.7%
     3.600,000   Community Health System, Inc. Series A
                 First Union National Bank* (cost $3,600,000) ........       10/01/03       5.90         3,600,000
                                                                                                        ----------


                 U.S. GOVERNMENT OBLIGATION: 1.8%
     1,800,000   Treasury Bills (cost $1,746,246) ....................       07/24/97       5.53         1,746,246
                                                                                                        ----------

LEXINGTON MONEY MARKET TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996 (continued)

                                                                                          YIELD TO
                                                                                          MATURITY
    PRINCIPAL                                                                MATURITY    ON DATE OF       VALUE
     AMOUNT                             SECURITY                               DATE       PURCHASE      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                 OTHER U.S. GOVERNMENT OBLIGATIONS: 3.1%
    $3,000,000   Federal Home Loan Mortgage Corporation (cost $2,999,550)    01/02/97       5.49%      $ 2,999,550
                                                                                                       -----------


                 TOTAL INVESTMENTS: 100.1% (cost $97,636,887+) .......                                  97,636,887
                 Liabilities in excess of other assets: (0.1%) .......                                    (110,494)
                                                                                                       -----------


                 TOTAL NET ASSETS: 100.0% (equivalent to $1.00
                 per share on 97,526,393 shares outstanding) .........                                 $97,526,393
                                                                                                       ===========


              *Seven day demand Floating Rate Note.
              +Aggregate cost for Federal income tax purposes is identical.





    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON MONEY MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS
Investments, at value (cost $97,636,887) (Note 1)                                                     $ 97,636,887
Cash (Note 4) .........................................................................                    184,491
Receivable for shares sold ............................................................                    245,843
Dividends and interest receivable .....................................................                     15,475
                                                                                                      ------------
               Total Assets ...........................................................                 98,082,696
                                                                                                      ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ......................................                     49,106
Payable for shares redeemed ...........................................................                    410,733
Accrued expenses ......................................................................                     96,464
                                                                                                      ------------
               Total Liabilities                                                                           556,303
                                                                                                      ------------
NET ASSETS (equivalent to $1.00 per share on 97,526,393 shares outstanding)
  (Note 3) ............................................................................               $ 97,526,393
                                                                                                      ============
NET ASSETS consist of:
Shares of beneficial interest--$.10 par value .........................................               $  9,752,640
Additional paid-in capital ............................................................                 87,773,753
                                                                                                       -----------
               Total Net Assets .......................................................               $ 97,526,393
                                                                                                      ============

LEXINGTON MONEY MARKET TRUST
STATEMENT OF OPERATIONS
Year ended December 31, 1996

INVESTMENT INCOME
Interest income ........................................................                              $  5,251,888
EXPENSES
     Investment advisory fee (Note 2) ..................................                 $485,139
     Transfer agent and shareholder servicing expenses (Note 2) ........                  206,467
     Printing and mailing expenses .....................................                   90,295
     Accounting expenses (Note 2) ......................................                   69,205
     Professional fees .................................................                   32,135
     Registration fees .................................................                   27,580
     Computer processing fees ..........................................                   19,730
     Directors' fees and expenses ......................................                   18,710
     Custodian fees ....................................................                   17,495
     Other expenses ....................................................                   40,575
                                                                                          -------
               Total expenses ..........................................                1,007,331
               Less: expenses recovered under contract with
                 investment adviser (Note 2) ...........................                   35,109          972,222
                                                                                          -------     ------------
               Net investment income ...................................                                 4,279,666
                                                                                                      ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                              $  4,279,666
                                                                                                      ============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON MONEY MARKET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1996 and 1995


                                                                                           1996           1995
                                                                                        -----------   ------------

Net investment income .........................................................         $ 4,279,666  $  4,692,894
Distribution to shareholders from net investment income .......................          (4,279,666)   (4,692,894)
Increase (decrease) in net assets from share transactions (Note 3) ............           8,740,435   (23,018,771)
                                                                                        -----------  ------------
Net increase (decrease) in net assets .........................................           8,740,435   (23,018,771)

NET ASSETS
               Beginning of period ............................................          88,785,958   111,804,729
                                                                                        -----------  ------------
               End of period ..................................................         $97,526,393  $ 88,785,958
                                                                                        ===========  ============

   The Notes to Financial Statements are an integral part of these statements.


LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995

1.  SIGNIFICANT ACCOUNTING  POLICIES
Lexington Money Market Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

      FEDERAL INCOME TAXES It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS   Dividends  are  declared  daily  from  the  total  of  net investment income and net realized gain (loss) on investments.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

    The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.50% of the Trust's average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC is required, in accordance with the investment advisory agreement, to reimburse the Trust for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1.0% of the Trust's average daily net assets. Reimbursement for the year ended December 31, 1996 amounted to $35,109 and is set forth in the statement of operations.

LEXINGTON MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995 (continued)

The Trust also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $147,240 which are incurred by the Trust, but paid by LMC.

3.  SHARES OF BENEFICIAL INTEREST
Transactions (at $1.00 per share) in shares were as follows:

                                                                          YEAR ENDED         YEAR ENDED
                                                                              1996               1995
                                                                          -----------        -----------
            Shares sold ...............................................   159,959,288        171,612,305
            Shares issued to shareholders
              on reinvestment of dividends ............................     3,877,797          4,309,282
                                                                          -----------        -----------
                                                                          163,837,085        175,921,587
            Shares redeemed ...........................................  (155,096,650)      (198,940,358)
                                                                          -----------        -----------
            Net increase (decrease) ...................................     8,740,435        (23,018,771)
                                                                          ===========        ===========

4.  CASH
In order to facilitate the clearing process by check, the Trust maintains a compensating balance with its transfer agent. At December 31, 1996, this compensating balance amounted to $138,100 and is included in cash in the statement of assets and liabilities.

                              -------------------

LEXINGTON MONEY MARKET TRUST
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                                     -------------------------------
                                                        1996         1995         1994         1993        1992
                                                     ----------    --------     --------     --------    --------
Net asset value, beginning of period ..............      $1.00        $1.00        $1.00        $1.00       $1.00
Income from investment operations:
   Net investment income ..........................     0.0441       0.0495       0.0330       0.0230      0.0299
Less distributions:
   Distributions from net investment income .......    (0.0441)     (0.0495)     (0.0330)     (0.0230)    (0.0299)
                                                       -------      -------      -------      -------     -------
Net asset value, end of period ....................      $1.00        $1.00        $1.00        $1.00       $1.00
                                                       =======      =======      =======      =======     =======
Total return ......................................      4.50%        5.06%        3.35%        2.32%       3.03%

Ratio to average net assets:
     Expenses, before reimbursement
       or waivers .................................      1.04%        1.08%        1.02%        1.00%       1.03%
     Expenses, net of reimbursement
       or waivers .................................      1.00%        1.00%        1.00%        1.00%       1.00%
     Net investment income,
       before reimbursement or waivers ............      4.37%        4.87%        3.30%        2.30%       2.99%
     Net investment income, .......................      4.41%        4.95%        3.32%        2.30%       3.02%
Net assets, end of period (000's omitted) .........    $97,526      $88,786     $111,805      $94,718    $111,453

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Money Market Trust:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Money Market Trust as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Money Market Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 14, 1997

                                   LEXINGTON
--------------------------------------------------------------------------------
                                     [LOGO]
                                   LEXINGTON
                               MONEY MARKET TRUST

                                 ---------------
                          Seeks a high level of current
                       income consistent with preservation
                        of capital and liquidity through
                         investments in interest bearing
                             short term money market
                                  instruments.
                                 ---------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1996
                               The Lexington Group
                                   of No Load
                              Investment Companies
--------------------------------------------------------------------------------



LEXINGTON
MONEY MARKET TRUST


INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

--------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
--------------------------------------------------------------------------------

  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------






This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.